EXHIBIT 24

                            POWERS OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of HOMETOWN BANCORPORATION, INC., a Delaware corporation, which is filing with the Securities and Exchange Commission under the provisioins of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 1995, hereby constitutes and appoints Kevin E. Gage and Albert T. Jaronczyk, and each of them, as the true and lawful attorneys-in-fact and agents, for the undersigned, with the power to act either jointly or severally for him in his name, place and stead, in any and all capacities to sign such anual report on Form 10-K and any and all amendments thereto, and to file such annual report on Form 10-K and each such amendment or amendments thereto, with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission hereby granting unto said attorneys-in-fact and agents, and each of them, the full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 26th day of March 1996.


                                   /S/ DOUGLAS D. MILNE, III (L.S.)
                                   Douglas D. Milne, III

                            POWERS OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of HOMETOWN BANCORPORATION, INC., a Delaware corporation, which is filing with the Securities and Exchange Commission under the provisioins of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 1995, hereby constitutes and appoints Kevin E. Gage and Albert T. Jaronczyk, and each of them, as the true and lawful attorneys-in-fact and agents, for the undersigned, with the power to act either jointly or severally for him in his name, place and stead, in any and all capacities to sign such anual report on Form 10-K and any and all amendments thereto, and to file such annual report on Form 10-K and each such amendment or amendments thereto, with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission hereby granting unto said attorneys-in-fact and agents, and each of them, the full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 26th day of March 1996.


                                   /S/ KEVIN E. GAGE        (L.S.)
                                   Kevin E. Gage

                            POWERS OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of HOMETOWN BANCORPORATION, INC., a Delaware corporation, which is filing with the Securities and Exchange Commission under the provisioins of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 1995, hereby constitutes and appoints Kevin E. Gage and Albert T. Jaronczyk, and each of them, as the true and lawful attorneys-in-fact and agents, for the undersigned, with the power to act either jointly or severally for him in his name, place and stead, in any and all capacities to sign such anual report on Form 10-K and any and all amendments thereto, and to file such annual report on Form 10-K and each such amendment or amendments thereto, with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission hereby granting unto said attorneys-in-fact and agents, and each of them, the full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 25th day of March 1996.


                                   /S/ RICHARD A. ALLEN    (L.S.)
                                   Richard A. Allen

                            POWERS OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of HOMETOWN BANCORPORATION, INC., a Delaware corporation, which is filing with the Securities and Exchange Commission under the provisioins of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 1995, hereby constitutes and appoints Kevin E. Gage and Albert T. Jaronczyk, and each of them, as the true and lawful attorneys-in-fact and agents, for the undersigned, with the power to act either jointly or severally for him in his name, place and stead, in any and all capacities to sign such anual report on Form 10-K and any and all amendments thereto, and to file such annual report on Form 10-K and each such amendment or amendments thereto, with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission hereby granting unto said attorneys-in-fact and agents, and each of them, the full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 25th day of March 1996.


                                   /S/ LOUIS T. HAGOPIAN   (L.S.)
                                   Louis T. Hagopian

                            POWERS OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of HOMETOWN BANCORPORATION, INC., a Delaware corporation, which is filing with the Securities and Exchange Commission under the provisioins of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 1995, hereby constitutes and appoints Kevin E. Gage and Albert T. Jaronczyk, and each of them, as the true and lawful attorneys-in-fact and agents, for the undersigned, with the power to act either jointly or severally for him in his name, place and stead, in any and all capacities to sign such anual report on Form 10-K and any and all amendments thereto, and to file such annual report on Form 10-K and each such amendment or amendments thereto, with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission hereby granting unto said attorneys-in-fact and agents, and each of them, the full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 26th day of March 1996.


                                   /S/ ARNOLD H. LIBNER     (L.S.)
                                   Arnold H. Libner

                            POWERS OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of HOMETOWN BANCORPORATION, INC., a Delaware corporation, which is filing with the Securities and Exchange Commission under the provisioins of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 1995, hereby constitutes and appoints Kevin E. Gage and Albert T. Jaronczyk, and each of them, as the true and lawful attorneys-in-fact and agents, for the undersigned, with the power to act either jointly or severally for him in his name, place and stead, in any and all capacities to sign such anual report on Form 10-K and any and all amendments thereto, and to file such annual report on Form 10-K and each such amendment or amendments thereto, with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission hereby granting unto said attorneys-in-fact and agents, and each of them, the full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 25th day of March 1996.


                                   /S/ JOSEPH G. MCINTYRE, JR.   (L.S.)
                                   Joseph G. McIntyre, Jr.

                            POWERS OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of HOMETOWN BANCORPORATION, INC., a Delaware corporation, which is filing with the Securities and Exchange Commission under the provisioins of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 1995, hereby constitutes and appoints Kevin E. Gage and Albert T. Jaronczyk, and each of them, as the true and lawful attorneys-in-fact and agents, for the undersigned, with the power to act either jointly or severally for him in his name, place and stead, in any and all capacities to sign such anual report on Form 10-K and any and all amendments thereto, and to file such annual report on Form 10-K and each such amendment or amendments thereto, with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission hereby granting unto said attorneys-in-fact and agents, and each of them, the full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 26th day of March 1996.


                                   /S/ ROBERT O. WHITE      (L.S.)
                                   Robert O. White

                            POWERS OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of HOMETOWN BANCORPORATION, INC., a Delaware corporation, which is filing with the Securities and Exchange Commission under the provisioins of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 1995, hereby constitutes and appoints Kevin E. Gage and Albert T. Jaronczyk, and each of them, as the true and lawful attorneys-in-fact and agents, for the undersigned, with the power to act either jointly or severally for him in his name, place and stead, in any and all capacities to sign such anual report on Form 10-K and any and all amendments thereto, and to file such annual report on Form 10-K and each such amendment or amendments thereto, with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission hereby granting unto said attorneys-in-fact and agents, and each of them, the full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 25th day of March 1996.


                                   /S/ ALBERT T. JARONCZYK    (L.S.)
                                   Albert T. Jaronczyk